Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

Note 17 Subsequent Events

The Company evaluated all events and transactions that occurred after June 30, 2026, through the date these unaudited interim condensed consolidated financial statements were issued. Other than the events described below, there were no material subsequent events that require disclosure in these consolidated financial statements.

The Company received a notice dated July 27, 2026 from the Listing Qualifications Department of The Nasdaq Stock Market LLC stating that the minimum bid price per share of its ordinary shares had been below US$1.00 for a period of 30 consecutive business days and that the Company did not meet the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2). The Company has until January 25, 2027 to regain compliance.

On July 31, 2026, the shareholders of the Company approved, by special resolutions, an increase in the voting rights attached to each Class B Ordinary Share from 20 votes to 200 votes and the adoption of an amended and restated memorandum and articles of association.

Subsequent to June 30, 2026, the Company repaid bank loans of HK$5.0 million and HK$3.0 million on September 4, 2026 and September 25, 2026, respectively, in accordance with the repayment schedule agreed with the lender.

On August 19, 2026, Wang Zhiyong and Zhang Peng resigned as directors of the Company, and Li Xiang and Liu Zhenyu were appointed as independent non-executive directors.